SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

           September 14, 1998 (June 30, 1998) Date of Report
                       (Date of earliest event reported)

                               Baron Capital Trust
              Exact name of registrant as specified in its charter


         Delaware                     333-35063                  31-1574856
State or other jurisdiction     Commission File Number          IRS Employer
     of incorporation                                        Identification No.

                               Baron Capital Trust
                                7826 Cooper Road
                             Cincinnati, Ohio 45242
                Address of principal executive offices, zip code


                                  513-984-5001
                         Registrant's telephone number,
                               including area code

Item 7. Financial Statements and Exhibits.

     Set forth below are the financial statements required by this item for (i) the acquisition by Baron Capital Properties, L.P. ("Baron Properties"), of which the Registrant is the sole general partner and a limited partner, of beneficial ownership of a residential apartment property referred to as Crystal Court Apartments - Phase II located in Lakewood, Florida (previously reported on the Registrant's Form 10-QSB filed with the Commission on August 14, 1998) and (ii) the acquisition by Baron Properties of beneficial ownership of a residential apartment property referred to as Heatherwood Apartments-Phase I located in Kissimmee, Florida (previously reported on the Registrant's Form 8-K filed with the Commission on July 15, 1998).

                          INDEPENDENT AUDITOR'S REPORT


The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Crystal Court Apartments, Phase II, for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Crystal Court Apartments, Phase II, for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.



                                                     Elroy D. Miedema
                                                     Certified Public Accountant


Ft. Lauderdale, Florida
March 28, 1998

                       CRYSTAL COURT APARTMENTS, PHASE II

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996





                                                    December 31,    December 31,
                                                       1997            1996
                                                    ------------    ------------


REVENUES
  Rental income                                      $307,069        $295,906
  Other income                                          9,081           2,484
                                                     --------        --------

    Total revenues                                    316,150         298,390
                                                     --------        --------

CERTAIN EXPENSES
  Personnel                                            26,477          32,567
  Advertising and promotion                             1,755           3,136
  Utilities                                            19,228          23,165
  Repairs and maintenance                              23,590          35,231
  Real estate taxes and insurance                      34,471          34,691
  Mortgage interest expense                           120,919         127,738
  Management fees                                      20,777          21,537
  Other operating expenses                              4,341           3,897
                                                     --------        --------

    Total certain expenses                            251,558         281,962
                                                     --------        --------

REVENUES IN EXCESS
 OF CERTAIN EXPENSES                                 $ 64,592        $ 16,428
                                                     ========        ========


See Note to Statement of Revenues and Certain Expenses

                       CRYSTAL COURT APARTMENTS, PHASE II

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Crystal Court Apartments, Phase II, consist of 80 units located in Lakeland, Florida. The property was acquired by purchase in 1982 by Crystal Court Apartments II, Ltd. The following percentage of units were occupied at the various period ending dates:


         December 31, 1996                            95%
         December 31, 1997                            95%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Crystal Court Apartments, Phase II.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

                       Crystal Court Apartments, Phase II

                   Statement of Revenues and Certain Expenses
                  For the Five Month Period Ended May 31, 1998
                                  (unaudited)


Revenue                                                             May 31, 1998
                                                                    ------------

Rent Base                                                            $139,468.00
Other Income                                                            5,240.00
                                                                     -----------

Total Revenue                                                         144,708.00
                                                                     -----------
Certain Expenses

Personnel                                                              11,957.00
Advertising and Promotion                                               2,086.00
Utilities Expense                                                       8,181.00
Repairs and Maintenance                                                 9,905.00
Real Estate Taxes and Insurance                                         9,340.00
Mortgage Interest Expense                                              63,345.00
Management Fees                                                         6,460.00
Other Operating Expense                                                     0.00
                                                                     -----------

Total Operating Expense                                               111,274.00
                                                                     -----------

Revenues in Excess of Certain Expenses                               $ 33,434.00
                                                                     ===========

                       CRYSTAL COURT APARTMENTS, PHASE II

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                  FOR THE FIVE MONTH PERIOD ENDED MAY 31, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Crystal Court Apartments, Phase II, consist of 80 units located in Lakeland, Florida. The property was acquired by purchase in 1982 by Crystal Court Apartments II, Ltd. The following percentage of units were occupied at the period ending date:

            May 31, 1998        93%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of Crystal Court Apartments - Phase II.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

                          INDEPENDENT AUDITOR'S REPORT

The Board of Baron Capital Trust:

I have audited the accompanying statement of revenues and certain expenses (defined as being operating revenues less direct operating expenses) of the Heatherwood Apartments, Phase I, for the years ended December 31, 1996 and 1997. This financial statement is the responsibility of the Company's management. My responsibility is to express an opinion on this financial statement based upon my audit.

I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audits to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the accounting principles used and significant estimates made by management as well as evaluating the overall presentation of the statement of revenues and certain expenses. I believe that my audit provides a reasonable basis for my opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the Registration Statement on Form S-4 of Baron Capital Properties, L.P., a Delaware limited partnership) and excludes material expenses described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the property.

In my opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as defined above, of the Heatherwood Apartments, Phase I, for the years ended December 31, 1996 and 1997 in conformity with generally accepted accounting principles.



                                                    Elroy D. Miedema
                                                    Certified Public Accountant


Ft. Lauderdale, Florida
June 11, 1998

                         HEATHERWOOD APARTMENTS, PHASE I

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996
                                  (unaudited)


                                                 December 31,   December 31,
                                                    1997            1996
                                                 -----------    ------------
REVENUES
  Rental income                                   $294,513        $284,886
  Other income                                      12,847          16,566
                                                  --------        --------

    Total revenues                                 303,893         301,452
                                                  --------        --------

CERTAIN EXPENSES
  Personnel                                         42,317          31,851
  Advertising and promotion                          4,243           4,942
  Utilities                                         29,999          27,255
  Repairs and maintenance                           36,667          48,649
  Real estate taxes and insurance                   38,221          36,052
  Mortgage interest expense                         60,327          63,986
  Management fees                                   14,489          14,400
  Other operating expenses                           7,678           5,052
                                                  --------        --------

    Total certain expenses                         233,941         232,187
                                                  --------        --------

REVENUES IN EXCESS
 OF CERTAIN EXPENSES                              $ 69,952        $ 69,265
                                                  ========        ========

See Note to Statement of Revenues and Certain Expenses

                         HEATHERWOOD APARTMENTS, PHASE I

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                 FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996



1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Heatherwood Apartments, Phase I, consist of 68 units located in Kissimmee, Florida. The property was acquired June 30, 1998, by Heatherwood Kissimmee, Ltd. The following percentage of units were occupied at the various period ending dates:

          December 31, 1997        97%


     Basis Of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of the Heatherwood Apartments, Phase I.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

                         Heatherwood Apartments, Phase I

                   Statement of Revenues and Certain Expenses
                  For the Five Month Period Ended May 31, 1998
                                  (unaudited)


Revenue                                                             May 31, 1998
                                                                    ------------
Rent Base                                                            $134,989.00
Other Income                                                            6,846.00
                                                                     -----------

Total Revenue                                                         141,835.00
                                                                     -----------
Certain Expenses

Personnel                                                              24,809.00
Advertising and Promotion                                               2,675.00
Utilities Expense                                                      11,076.00
Repairs and Maintenance                                                 7,248.00
Real Estate Taxes and Insurance                                         8,820.00
Mortgage Interest Expense                                              58,502.00
Management Fees                                                         8,960.00
Other Operating Expense                                                     0.00
                                                                     -----------

Total Operating Expense                                               122,090.00
                                                                     -----------

Revenues in Excess of Certain Expenses                               $ 19,745.00
                                                                     ===========

                         HEATHERWOOD APARTMENTS, PHASE I

               NOTE TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
                  FOR THE FIVE MONTH PERIOD ENDED MAY 31, 1998


1.   Descriptions and Summary of Significant Accounting Policies

     Description

     Heatherwood Apartments - Phase I consist of 68 units located in Kissimmee, Florida. The property was acquired by purchase November 10, 1997 by Heatherwood Kissimee, Ltd. The following percentage of units were occupied at the period ending date:

            May 31, 1998        96%

     Basis of Presentation

     Operating revenues and direct operating expenses are presented on the accrual basis of accounting. The accompanying financial statement is not representative of the actual operations for the period presented as certain expenses, which may not be comparable to the expenses expected to be incurred by Baron Capital Properties, L.P., a Delaware limited partnership which will conduct the future real property operations of Baron Capital Trust, have been excluded. Expenses excluded consist of depreciation due to basis and method changes, professional fees, and other costs not directly related to the future operations of Heatherwood Apartments - Phase I.

     Income Recognition

     Rental income attributable to residential leases is recorded when due from tenants.

     Leases

     Apartment units are rented under lease agreements with terms of one year or less.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 BARON CAPITAL TRUST

Date: September 14, 1998                         By: /s/ Gregory K. McGrath
                                                     ---------------------------
                                                    Gregory K. McGrath,
                                                    Chief Executive Officer